FY 2002	POSITRON CORPORATION	FORM 10-KSB

EXHIBIT 99.1

Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), the undersigned officer of Positron Corporation, a Texas corporation (the “Company”), does hereby certify that:

The Annual Report on Form 10-KSB for the year ended December 31, 2002 (the “Form 10-KSB”) of the Company fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 28, 2002	/s/ Gary H. Brooks
Gary H. Brooks
President & CEO

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